Annual Report

                                 INTERNATIONAL
                                  STOCK FUND

                               ----------------
                               OCTOBER 31, 2000
                               ----------------

[LOGO OF T. ROWE PRICE]
T. ROWE PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
International Stock Fund

 .    International stocks fell during the past six months as a rally in defensive shares failed to compensate for a steep correction in technology stocks.

 .    The fund turned in sharply negative returns for the six-month period and eked out slightly positive results for the past 12 months.

 .    Performance was mixed versus the MSCI EAFE Index and the average returns for similar funds in both periods.

 .    Stocks in Europe and Japan suffered the worst damage while Latin America fared better because of its lack of exposure to tech shares.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

International stocks declined during the six months ended October 31, 2000. During the first half of your fund's fiscal year, Internet-related telecom, media, and technology stocks rose sharply. Leadership changed in the second half as a severe correction hit these sectors, while the more defensive consumer staple, pharmaceutical, and banking stocks found their footing. The recovery in defensive issues, however, failed to compensate for the steep decline in tech stocks. As a result, international stock markets posted heavy overall losses during the past six months.

----------------------
PERFORMANCE COMPARISON
----------------------

Periods Ended 10/31/00                                     6 Months    12 Months
--------------------------------------------------------------------------------
International Stock Fund                                     -10.40%       2.28%
MSCI EAFE Index                                              - 8.89       -2.66
Lipper International
Funds Average                                                -10.00        2.70

Fund performance during the past six months trailed the MSCI EAFE Index and was slightly behind the Lipper average for similar funds. The fund's focus on telecom, media, and technology stocks, and its lower exposure to recovering defensive shares, hurt relative results. However, for the 12-month period, the media and technology sectors boosted results versus the index although the return lagged the Lipper average. The portfolio's telecom, banking, and technology hardware holdings, as well as an underweighted position in Japan and an overweighted exposure to Latin America, aided performance over the fund's fiscal year.

Investors had driven telecom, media, and technology stocks higher in 1999 and early 2000 on the expectation that their potential for powerful growth could be sustained. However, signs of moderating demand, profit warnings, and abundant new issuance finally weighed on these sectors and pushed share prices down to more realistic levels. Investors began to focus on established companies whose shares had been beaten down, including food producers, pharmaceuticals, and banks.

-----------------------
CAN THE EURO ALSO RISE?
--------------------------------------------------------------------------------

Understanding why the euro has been weak helps explain why it should recover. Several factors have pushed the euro--the common currency for 11 countries in Continental Europe--down 27% since its launch on January 1, 1999. Chris Rothery, a portfolio manager at T. Rowe Price International (TRPI), thinks each of these factors could moderate or reverse in the next year.

Capital flows into the U.S. have risen sharply in recent years as European companies acquired an unprecedented number of U.S. businesses and as Europeans invested in U.S. financial assets. Both trends are moderating, however. This year's weakness in the U.S. stock market has made investment here less attractive. "The Nasdaq bubble appears to have been pricked, which should also take some steam out of the dollar," says Rothery.

The persistent strength of the U.S. economy has also hurt the euro, as it makes the U.S. a more attractive place to invest. But U.S. growth has showed signs of slowing recently, narrowing the advantage over European growth.


Higher-yielding U.S. government bonds also lured investors. Recently, however, long-term U.S. rates have declined while those in the euro zone have remained stable.

Since the euro's launch, oil prices have more than tripled, and Europe's demand for the dollars needed to pay for oil has surged. But oil prices are stabilizing and expected to trend lower.


While the Federal Reserve is respected and well established, the European Central Bank (ECB) has less than two years' experience. ECB officials have aggravated investors' uncertainty by making confusing remarks. Lately, ECB officials have become more politically astute and are expected to make more careful statements.

Though TRPI portfolio managers have been surprised by the extent of the euro's decline, they point out that markets often overshoot. It would be a mistake for U.S. investors to shun euro assets, says Rothery.

John Ford, TRPI's chief investment officer, sees Europe at an earlier stage of the economic cycle than the U.S., with greater room for productivity improvement. "If we can get into a virtuous cycle, then investors can benefit from better economic performance, higher returns on capital, and a strong chance of currency appreciation to boot," Ford says.

THE EURO VS. THE U.S. DOLL AR
--------------------------------------------------------------------------------
December 31, 1998 -- October 31, 2000

                                    [GRAPH]
                             [PLOT POINTS TO COME]


Chart shows the euro--the common currency of 11 countries in Continental Europe--has declined steadily in value versus the U.S. dollar since its January 1, 1999, launch.

Broader concerns weighing on the equities markets included slower economic growth, high oil prices, and euro weakness. Economic growth eased in Europe, while in Japan the consumer sector remained weak and rising bankruptcies failed to alleviate concerns about unemployment. Economic growth in the rest of Asia was strong, although recurring worries about financial stability plagued some emerging markets.

PORTFOLIO REVIEW

--------------------------
GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

                                    [GRAPH]
                             [PLOT POINTS TO COME]

Based on net assets as of 10/31/00.

At the end of October, Europe represented 63% of net assets, up from 59% in April. Within Europe, the U.K. remained the largest country exposure at 22% of net assets. We had 18% invested in Japan, down from 21% in April. In the Far East, the weighting fell from 8% to 5%, while in Latin America 4% of the portfolio was split between Mexico and Brazil. The fund is underweighted in Europe and Japan relative to the MSCI EAFE Index, and overweighted in the Far East and Latin America. The changes in regional allocations resulted from differences in local performance, as well as from sales of stocks that had risen sharply and which we felt were unlikely to make further gains. Purchases included banks with strong market positions and restructuring potential, and stocks in commercial services. We also added to selected technology and media stocks with valuable assets that we thought were oversold. We reduced positions in technology and some media and service holdings that had soared.

Europe

Sharp declines in major telecom, media, and technology stocks and the weakness of the euro impeded stock market performance in Europe. The telecoms hurt markets in Germany and France, while large tele-com handset and equipment stocks Nokia and LM Ericsson had a serious impact on Finnish and Swedish markets. On the other hand,

Switzerland held up better because telecom stocks are an insignificant part of the Swiss market.

 . Telecoms

------------------
MARKET PERFORMANCE
--------------------------------------------------------------------------------
Six Months                 Local                 Local Currency             U.S.
Ended 10/31/00            Currency              vs. U.S. Dollars         Dollars
--------------------------------------------------------------------------------
France                      0.66%                     -6.99%              -6.37%
Germany                     -5.58                     -6.98              -12.18
Hong Kong                  -11.74                     -0.13              -11.85
Italy                        9.53                     -6.98                1.88
Japan                      -13.51                     -1.02              -14.39
Mexico                      -0.67                     -1.87               -2.53
Netherlands                  6.37                     -6.98               -1.06
Singapore                  -10.17                     -2.73              -12.63
Sweden                     -18.52                     -10.65             -27.19
Switzerland                  7.27                     -4.32                2.65
United Kingdom               4.74                     -7.20               -2.81

Source: RIMES Online, using MSCI  indices.

European governments began to auction off the spectrum that telecom operators need to provide third-generation, Internet-compatible mobile telephone services. In the U.K., companies paid unexpectedly high prices, and more licenses than expected were sold in Germany at generally steep prices. Telecom stocks such as British Telecom and Deutsche Telekom fell as investors worried about the high costs for services that will not be rolled out until 2002, with more competitors than expected in the important German market. In addition, there were fears that until the new services are launched, mobile telecom growth may slow because European penetration is already around 50%. At the end of the period, the withdrawal of one bidder from Italy's auction resulted in lower-than-expected prices. Relief over this development, the conclusion of the largest license auctions, and the low level of telecom stock prices stimulated a modest recovery. Diversified telecoms performed significantly worse than mobile telecoms because earnings from traditional fixed-line services have fallen. Mobile telecoms, including Vodafone Group and Telecom Italia Mobile, performed far better.

 .  Technology

The challenges to telecom company growth and profitability have direct implications for technology hardware companies that have benefited from strong demand. Mobile handset suppliers, component manufacturers, and equipment and infrastructure producers declined after extended periods of extraordinary gains. Despite increasing its market share, world leading handset manufacturer Nokia, our second-largest holding, fell as investors worried about future growth prospects. Results of the handset businesses at LM Ericsson and Philips Electronics were disappointing, and news from other players in the market also indicated that demand for handsets was healthy but softening. A weaker outlook for handsets and reports of poor PC sales in Europe hurt businesses that produce components, such as semiconductors. European semiconductor equipment manufacturer ASM Lithography, specialized semiconductor producer STMicroelectronics, and Philips Electronics (which has a major semiconductor business) all fell. Despite excellent results and full order books, disappointments from technology companies such as Intel in the U.S. adversely affected their performance. Optical network equipment producers such as Alcatel performed better, but as the broader sector fell they also slipped lower. Although Europe's technology hardware industry slumped over the recent six months, over the 12-month period it achieved a stunning return approached only by that of the media sector. Earnings growth of technology companies remained far superior to those of companies in other sectors.

 . Media

The media industry performed poorly during the past six months, but 12-month returns were superior. Hopes faded that media companies could accelerate earnings by providing advertising space and program content to Internet portals and interactive TV. Signs that European economic growth was slowing, contributing to weaker advertising spending, raised concerns. French broadcaster Societe Television Francaise 1 declined after a sharp rise. Dutch directory giant VNU, which owns Nielsen Research in the U.S., also gave back some earlier gains. WPP Group was weak until the end of the period largely due to initial concerns about its acquisition of U.S. advertising agency Y&R. U.K. publisher Reed International, which had performed poorly six months ago due to its lack of Internet services, rose strongly in the recent period. New management, progress migrating publications to the Web, and the proposed acquisition of U.S. company Harcourt all supported Reed's rise. Longer term, the liberalization of advertising in Europe and increasing demand for market research and entertainment media bode well for the sector.

 . Financials

Financial companies continued to restructure and make acquisitions. Strong results lifted Royal Bank of Scotland Group, a major holding, which is reaping the benefits of restructuring and cost-cutting after last year's acquisition of U.K. bank NatWest. In Italy, banks Banca Intesa and UniCredito Italiano, as well as insurer Alleanza Assicurazioni, performed well. Banca Intesa has a new, highly regarded CEO and has gained full control of a large subsidiary, enabling the company to fully integrate its businesses, cut costs, and reap synergies. Other European banks also made acquisitions to strengthen their market positions and leverage their expertise. Finnish/Swedish group Nordic Baltic Holding -- another strong performer -- acquired Christiania Bank of Norway. Dutch banking and insurance group ING Groep acquired U.S. insurer Reliastar and Aetna's financial services businesses, giving it an inside track in U.S. life and annuity premiums. Fortis began to integrate its Dutch and Belgian businesses and announced the acquisition of a Dutch insurer. Both ING and Fortis performed strongly. Swiss bank UBS acquired U.S. financial services group PaineWebber for $12 billion, while Spanish banks Banco Santander Central Hispano and Banco Bilbao Vizcaya Argentaria acquired Mexican banks to extend their presence in the rapidly growing Latin American market.

 . Food and Beverage

Unilever, Nestle, and Diageo rose as investors sought their more predictable defensive characteristics. Anglo/Dutch Unilever acquired U.S. Bestfoods for $20 billion to create the world's second-largest food manufacturer. Increased demand from emerging markets together with cost-cutting and sales of noncore, lower-return businesses helped Nestle's earnings. U.K.'s Diageo announced plans to merge its food business, Pillsbury, with General Mills in the U.S. to form the largest listed U.S. food business and the world's fourth-largest food company. Diageo will focus on its higher-margin drinks and spirits businesses.

 . Pharmaceuticals

Sanofi-Synthelabo, Aventis, AstraZeneca Group, and biotech company Celltech Group were among your portfolio's leading performers. Healthy sales growth and cost-cutting pushed Sanofi and Aventis higher. AstraZeneca climbed as new drugs with encouraging prospects were approved or launched. Celltech's results were above expectations, raising confidence in its already-launched drugs, strong U.S. corporate partners, and a pipeline with many late-stage drugs.

 . Economic Review for Europe

European indicators point to gently slowing economic growth. Euro zone GDP grew 3.7% in the second quarter year-over-year. Regional business surveys and industrial production peaked around June, then eased but remained at healthy levels. Unemployment across the region continued to fall. Oil price strength and euro weakness lifted euro zone year-over-year inflation to 2.8% by September (1.4% excluding oil). Given its 2.0% inflation target, the European Central Bank raised interest rates half a percentage point in two steps, to 4.75%.


The U.K. economy weakened, in part because the strength of sterling relative to the depressed euro caused difficulty for exporters. U.K. inflation remained below the Bank of England's target, and GDP rose in the third quarter. The euro and sterling both fell 7% over the six months. The decline of sterling was a welcome correction from a high level, but the euro's decline caused concern as the currency was already depressed. Factors contributing to euro weakness included the sharp increase of corporate acquisitions in the U.S. and -- until recently -- surprisingly strong U.S. economic growth and stock market strength. In mid-September, the European Central Bank intervened in currency markets in concert with the U.S. Federal Reserve and other G7 central banks.

Progress with structural reforms continued. The German parliament's final approval of significant business tax cuts -- expected to stimulate business and improve shareholder returns -- was a major achievement. Germany's action spurred France and other euro zone countries to announce similar tax cuts so they would remain attractive to businesses that might otherwise relocate to countries with lower taxes. Germany later pressed ahead with proposals for important pension reforms that would further reduce the cost burden on businesses.

------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                                           Percent of Net Assets
                                                              4/30/00   10/31/00
Services                                                         39.4%     29.8%
Finance                                                          16.4      21.3
Capital Equipment                                                18.1      18.7
Consumer Goods                                                   14.2      14.5
Energy                                                            6.0       6.7
All Other                                                         2.9       3.6
Reserves                                                          3.0       5.4
Total                                                           100.0%    100.0%

Japan

International concerns about technology component demand, sales by foreign investors and banks, and bankruptcies of major businesses hurt Japan's stock market. Weakness was broadly based and only a few cyclical and defensive sectors rose. Banks, pharmaceuticals, and consumer goods declined moderately, but telecom and technology stocks fell more sharply. As a result of the controversy surrounding Bridgestone's Firestone tires, the stock and its sector suffered. Your fund had only a small position in Bridgestone, which we sold shortly after the initial allegations were revealed.

 . Banks

The bankruptcies of major companies depressed bank stocks to multi-year lows. As fears diminished and investors continued to avoid tele-com and technology stocks, the banking sector recovered somewhat. The banks resisted some requests for debt forgiveness and the government refused to rescue a major retailer. Despite these signs of progress, Japan needs to show a greater willingness to let insolvent businesses collapse rather than prop them up with subsidies. Banks continued their sales of cross-holdings in one another's shares and in other Japanese companies. The announced merger of Daichi Kangyo, IBJ, and Fuji Bank proceeded with the stock market listing of the newly formed holding company for the merged group, Mizuho Holdings.

 . Technology and Consumer Electronics

Hardware component makers were hurt by concerns about slackening demand for mobile telecom parts, PCs, and semiconductors. Suppliers including Kyocera, Murata Manufacturing, Toshiba, and NEC announced better-than-expected results and raised their forecasts, but fears about future earnings caused their stocks to fall over the six-month period. However, they outperformed the overall market over 12 months. Canon, benefiting from its success in gaining market share as its competitors struggled, outperformed the general market during the recent six months and turned in excellent results for the fiscal year. Consumer electronics giant Matsushita Electric Industrial, known for its Panasonic brand, performed strongly, but Sony fell sharply. Parts shortages forced Sony to halve the size of its eagerly awaited PlayStation 2 launch in the U.S., and the firm's quarterly results disappointed investors.

 . Telecoms

Following increased pressure from the U.S., the government reduced the interconnection rates that the government-controlled Nippon Telegraph & Telephone (NTT), one of our larger holdings, charges other companies. Concerns that this will increase competition and reduce NTT's revenues spurred the company to expand its international interests and acquire U.S. Web host Verio. In October, the government sold over $11 billion worth of its shares in NTT, reducing its stake to 46%. This put pressure on NTT's share price, although over the longer term reduced government control should open the door for more rigorous management that could enhance shareholder value. NTT's mobile subsidiary, NTT DoCoMo, outstripped forecasts as the number of its Internet subscribers climbed to 12 million. NTT DoCoMo also expanded abroad, buying stakes in Dutch and U.K. mobile telecom operators, signing a strategic alliance with AOL, and acquiring control of AOL's Japanese subsidiary. The prospect of further share issuance hurt NTT DoCoMo's recent performance, although the stock performed well relative to the general market over the year.

 . Economic Review for Japan

 ...            POCKETS OF
     ECONOMIC STRENGTH ARE
                LIMITED TO
       MAJOR MANUFACTURERS.

While Japan is no longer technically in a recession, pockets of economic strength are limited to major manufacturers. The confidence of large manufacturing firms has been better than that of nonmanufacturing and smaller firms. Capital expenditure was also heavily skewed toward the large manufacturers. Second-quarter GDP was higher than anticipated, and industrial production was solid in the third quarter. However, consumers remained reluctant to spend as corporate restructuring and rising bankruptcies kept unemployment above historic levels. Perceiving the economy to be stable enough to withstand a slight interest rate increase, The Bank of Japan ended its zero-interest-rate policy and raised rates to 0.25%. Yet, the continuing fragility of the economic recovery led the government to announce an economic stimulus package amounting to $100 billion. The measure has been criticized since Japan's debt is already 130% of GDP and fiscal spending is only a short-term fix that postpones painful, but essential, structural changes. Moody's downgraded Japanese government debt, reflecting the rating agency's concern about the country's increasing indebtedness.

Far East

Strong oil prices and slowing global growth hurt markets across the Pacific. High levels of stock issuance planned for the coming quarters also dampened regional performance. Local problems added to the pressure on South Korea, Taiwan, and, to a lesser extent, India. Economic data and company results were mostly equal to or above expectations. However, other negative factors prevented telecom, media, and technology stocks from maintaining earlier peaks. Over the six-month period, banks rose as concerns about U.S. interest rate hikes subsided.

 . Telecom and Media

Telecom stocks China Mobile (Hong Kong) and China Unicom, registered in Hong Kong but providing services across China, both reported better-than-expected results, and their subscriber numbers continued to climb sharply. The advent of mobile telecom services, marketed in ways that are affordable to the Chinese population, has opened vast markets. Hong Kong-based Internet company Pacific Century CyberWorks acquired Hong Kong's largest telecom and formed a joint venture with Australian telecom Telstra. Conglomerate Hutchison Whampoa and its parent Cheung Kong Holdings reported robust earnings. Hutchison's telecom interests include stakes in Vodafone, Voicestream, and China Unicom.

 . Technology

Technology stocks including Samsung Electronics and Taiwan Semiconductor Manufacturing (TSMC) struggled due to indications of slower demand for mobile handset components, weak PC sales, and falling semiconductor prices. Following earlier shortages, manufacturers over-ordered components, but demand failed to meet expectations and prices fell. Despite strong results from Samsung and TSMC, negative sentiment about the outlook drove share prices lower.

 . Economic Review for the Far East

Economic growth and industrial production in smaller countries moderated but remained strong. In Hong Kong and China, a strong recovery took hold. The U.S. Senate's vote to grant China normal trade status removed a major hurdle in China's path to join the World Trade Organization. The government of Singapore took steps to reduce its control of business and put pressure on local companies to restructure and become globally competitive. In South Korea, the government and banks appeared to take a firmer line with debt-laden companies but failed to follow through. In Taiwan, political infighting and the poor health of the banks created uncertainty. The government stepped in with an economic stimulus package and raised the possibility of allowing foreigners to invest in or acquire Taiwanese banks.

Latin America

Mexican and Brazilian markets performed better than most international markets, largely because of the lack of technology stocks. The clear victory of opposition candidate Vicente Fox in Mexico's presidential election also helped. Mexico's banks and Brazil's energy companies performed strongly. The Mexican government promoted banking reforms, and the acquisition of Mexican banks by foreign banks fostered confidence in Mexico's banking system. Brazil's leading energy group, Petroleo Brasileiro (Petrobras), capped off a buoyant six months by announcing a significant oil discovery. Strong oil prices, a successful listing on the New York Stock Exchange, and the Brazilian government's steps to remove limits on energy prices contributed to Petrobras's rise over the six months.

Mexico's dominant telecom, Telefonos de Mexico, split its business into mobile and fixed-line divisions. The good news was balanced by a government decision to cut fixed-line rates that Telmex can charge and to increase competition in the industry. The Brazilian telecom sector struggled because the government announced auctions for a significant number of next-generation mobile spectrum licenses in the first quarter of 2001.

 . Economic Review for Latin America

Mexico's fiscal prudence, progress with banking reforms, and strong exports fostered better growth, lower inflation, and a firm currency. Close ties to the booming U.S. economy and higher oil prices were other reasons for the country's prosperity. There have been concerns that the vigorous economy would suffer if the U.S. economy slowed and oil prices returned to previous levels, but banking system improvements, fiscal reforms, and other fundamental changes may enable Mexico to avoid a boom-bust scenario. In Brazil, economic recovery remained on track. During the period, the central bank cut interest rates from 18.5% to 16.5%, and the government passed additional reforms.

INVESTMENT OUTLOOK

In Europe, increasing management focus on returns and fiscal reforms should aid earnings growth. The backdrop for stocks should also improve as interest rates and oil prices peak, and the undervalued euro begins to recover. In Japan, the economic environment is more challenging, but valuations are moving toward the bottom of their recent ranges. Although it is difficult to see a short-term catalyst for the Japanese stock market, the downside appears limited. Elsewhere in Asia, further market liberalization, structural reforms, and improved corporate governance are essential if the region's superior long-term economic growth is to translate into strong stock market performance. The recent period of greater political stability and economic health bode well for Mexico and Brazil.

Internationally, economies have been slowing, but we expect them to improve by the second half of 2001. Technology sector earnings growth is likely to ease from recent peaks but should remain significantly above that of other sectors. Due to the short-term uncertainty about economic growth, oil prices, technology trends, and the direction of the euro, markets could continue to be weak or volatile. However, we expect these factors to mitigate in coming months and remain cautiously optimistic about the prospects for the fund in the year ahead.


Respectfully submitted,

/s/ John R. Ford

John R. Ford
President, T. Rowe Price International Funds, Inc.
November 24, 2000

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                       10/31/00
--------------------------------------------------------------------------------
Vodafone Group, United Kingdom                                           3.0%
Nokia, Finland                                                           2.2
Royal Bank of Scotland Group, United Kingdom                             2.1
Glaxo Wellcome, United Kingdom                                           2.0
TotalFinaElf, France                                                     1.6
--------------------------------------------------------------------------------
Shell Transport & Trading, United Kingdom                                1.6
Sony, Japan                                                              1.6
Vivendi, France                                                          1.5
Reed International, United Kingdom                                       1.4
LM Ericsson, Sweden                                                      1.4
--------------------------------------------------------------------------------
Philips Electronics, Netherlands                                         1.4
ING Groep, Netherlands                                                   1.4
Canon, Japan                                                             1.3
Banca Intesa, Italy                                                      1.2
Cable & Wireless, United Kingdom                                         1.2
--------------------------------------------------------------------------------
VNU, Netherlands                                                         1.2
Nestle, Switzerland                                                      1.2
Granada Compass, United Kingdom                                          1.2
Aventis, France                                                          1.1
AXA, France                                                              1.1
--------------------------------------------------------------------------------
SmithKline Beecham, United Kingdom                                       1.1
Matsushita Electric Industrial, Japan                                    1.1
Kyocera, Japan                                                           1.1
Nippon Telegraph & Telephone, Japan                                      1.0
Securitas, Sweden                                                        1.0
Total                                                                   36.0%

Note: Table excludes reserves.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

INTERNATIONAL STOCK SHARES
--------------------------------------------------------------------------------
                                    [GRAPH]

                             [PLOT POINTS TO COME]

INTERNATIONAL STOCK ADVISOR CLASS SHARES
--------------------------------------------------------------------------------
                                    [GRAPH]

                             [PLOT POINTS TO COME]

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                Since  Inception
Periods Ended 10/31/00           1 Year  5 Years  10 Years  Inception       Date
--------------------------------------------------------------------------------
International Stock shares        2.28%   10.46%   10.16%      --         --

International Stock
Advisor Class shares                --       --       --   -15.69%      3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

International Stock shares

                                   Year
                                  Ended
                               10/31/00  10/31/99   10/31/98  10/31/97  10/31/96
NET ASSET VALUE
Beginning of period             $ 16.70   $ 14.39    $ 14.14   $ 13.47   $12.09
Investment activities
   Net investment income (loss)    0.10      0.17       0.23      0.19     0.19
   Net realized and
   unrealized gain (loss)          0.35      2.71       0.77      0.86     1.57
   Total from
   investment activities           0.45      2.88       1.00      1.05     1.76
Distributions
   Net investment income         (0.13)    (0.22)     (0.20)    (0.18)   (0.18)
   Net realized gain             (0.91)    (0.35)     (0.55)    (0.20)   (0.20)
   Total distributions           (1.04)    (0.57)     (0.75)    (0.38)   (0.38)
NET ASSET VALUE
End of period                   $ 16.11   $ 16.70    $ 14.39   $ 14.14   $13.47
                                ================================================

Ratios/Supplemental Data
Total return/\                     2.28%    20.67%      7.48%     7.90%   14.87%
Ratio of total expenses to
average net assets                0.84%     0.85%      0.85%     0.85%    0.88%
Ratio of net investment
income (loss) to average
net assets                        0.55%     1.05%      1.50%     1.33%    1.58%
Portfolio turnover rate           38.2%     17.6%      12.2%     15.8%    11.6%
Net assets, end of period
(in millions)                   $10,458   $10,615    $ 9,537   $10,005   $8,776


/\ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

International Stock Advisor Class shares
                                                                        3/31/00
                                                                        Through
                                                                       10/31/00
NET ASSET VALUE
Beginning of period                                                    $ 19.12
Investment activities
  Net investment income (loss)                                            0.02
  Net realized and
  unrealized gain (loss)                                                 (3.02)
  Total from
  investment activities                                                  (3.00)

NET ASSET VALUE

End of period                                                          $ 16.12
                                                                       ========

Ratios/Supplemental Data
Total return/\                                                          (15.69%)
Ratio of total expenses to
average net assets                                                        0.83%+
Ratio of net investment
income (loss) to average
net assets                                                                0.63%+
Portfolio turnover rate                                                   38.2%
Net assets, end of period
(in thousands)                                                         $ 1,500

/\ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.


16
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
                                                                October 31, 2000

------------------------
PORTFOLIO OF INVESTMENTS                                Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands
AUSTRALIA 1.6%
Common Stocks 1.0%
Brambles Industries                                  1,089,000        $  28,235
Commonwealth Bank of Australia                       1,119,448           16,659
Publishing & Broadcasting                            3,902,850           26,643
Telstra                                              9,063,693           29,580
                                                                      ----------
                                                                        101,117
                                                                      ----------
Preferred Stocks 0.6%
News Corporation                                     7,509,184           67,338
                                                                      ----------
                                                                         67,338
                                                                      ----------
Total Australia (Cost $152,491)                                         168,455
                                                                      ----------

BELGIUM 0.8%
Common Stocks 0.8%
Dexia (EUR)                                            212,652           31,959
Fortis B (EUR)                                       1,239,275           37,964
Societe Europeenne des Satellites (Class A) (EUR)       57,900            7,714
UCB (EUR)                                              135,450            4,828
                                                                      ----------
Total Belgium (Cost $44,688)                                             82,465
                                                                      ----------

BRAZIL 1.5%
Common Stocks 0.8%
Embratel Participacoes ADR (USD)                       496,000            8,029
Petroleo Brasileiro (Petrobras) ADR (USD) *            473,200           13,752
Telebras ADR (USD)                                     769,799           56,388
Unibanco GDR (USD)                                     421,960           10,655
                                                                      ----------
                                                                         88,824
                                                                      ----------
Preferred Stocks 0.7%
Petroleo Brasileiro (Petrobras)                      2,510,331           66,552
Telesp Cellular Participacoes                      477,260,206            5,645
                                                                      ----------
                                                                         72,197
                                                                      ----------
Total Brazil (Cost $150,634)                                            161,021
                                                                      ----------

17
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                        Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands
CANADA 1.3%
Common Stocks 1.3%
Alcan Aluminum                                         432,360        $  13,601
Celestica (USD) *                                    1,146,036           82,371
Nortel Networks (USD)                                  168,000            7,644
Nortel Networks                                        461,420           20,873
Royal Bank of Canada                                   371,840           11,758
                                                                      ----------
Total Canada (Cost $75,696)                                             136,247
                                                                      ----------

DENMARK 0.1%
Common Stocks 0.1%
Tele Danmark                                           138,274            6,544
                                                                      ----------
Total Denmark (Cost $5,453)                                               6,544
                                                                      ----------

FINLAND 2.2%
Common Stocks 2.2%
Nokia (EUR)                                          5,625,918          231,499
                                                                      ----------
Total Finland (Cost $30,830)                                            231,499
                                                                      ----------

FRANCE 11.9%
Common Stocks 11.9%
Alcatel (EUR)                                        1,606,950           98,047
Altran Technologies (EUR)                              101,540           20,758
Aventis (EUR)                                        1,445,194          104,243
Aventis (DAX Exchange) (EUR)                           223,030           15,993
AXA (EUR)                                              906,308          119,978
BNP Paribas (EUR)                                    1,141,530           98,420
Bouygues (EUR)                                         389,400           19,827
Canal Plus (EUR)                                        60,760            8,791
Cap Gemini (EUR)                                       183,650           29,299
Compagnie de St. Gobain (EUR)                          231,048           30,567
Groupe Danone (EUR)                                    125,830           17,597
Hermes International (EUR)                             149,390           20,157
L'Oreal (EUR)                                          174,740           13,346
Lafarge (EUR)                                           65,643            4,846

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                        Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands

Legrand (EUR)                                          214,933       $   34,654
LVMH (EUR)                                             177,610           12,962
Sanofi-Synthelabo (EUR)                              1,476,136           77,664
Schneider Electric (EUR)                               201,661           13,134
Societe Generale (EUR)                                 341,068           19,363
Societe Television Francaise 1 (EUR)                 1,694,670           92,470
Sodexho Alliance (EUR)                                  84,901           13,293
STMicroelectronics (EUR)                             1,095,651           55,275
TotalFinaElf (Class B) (EUR)                         1,190,252          170,294
Vivendi (EUR)                                        2,162,082          155,403
                                                                     ----------
Total France (Cost $815,677)                                          1,246,381
                                                                     ----------

GERMANY 3.8%
Common Stocks 3.8%
Allianz (EUR)                                          170,760           57,898
Bayer (EUR)                                            354,862           15,403
Bayerische Hypo-und Vereinsbank (EUR)                1,134,777           62,304
Deutsche Bank (EUR)                                  1,086,805           88,980
Deutsche Telekom (EUR)                                 268,372           10,077
E.On (EUR)                                             499,136           25,363
Gehe (EUR)                                             603,872           21,984
Rhoen-Klinikum (EUR)                                   198,784           10,838
SAP (EUR)                                              497,100           81,795
Siemens (EUR)                                          131,182           16,704
                                                                     ----------
Total Germany (Cost $289,558)                                           391,346
                                                                     ----------

HONG KONG 2.7%
Common Stocks 2.7%
Cheung Kong Holdings                                 5,550,000           61,378
China Mobile (Hong Kong) *                          13,627,000           87,364
China Unicom *                                       4,882,000            9,796
Dao Heng Bank Group                                  4,241,000           21,425
Henderson Land Development                           1,891,000            8,147
Hutchison Whampoa                                    5,759,500           71,634
Pacific Century CyberWorks *                        23,221,117           17,865
                                                                     ----------
Total Hong Kong (Cost $174,485)                                         277,609
                                                                     ----------

19
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                        Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands
INDIA 0.7%
Common Stocks 0.7%
Global Tele-Systems *                                1,258,421       $   28,321
Hindustan Lever                                      6,196,000           23,583
ICICI Limited                                        5,796,122            9,266
ICICI Limited ADR (USD)                              1,476,847           13,938
                                                                     ----------
Total India (Cost $111,137)                                              75,108
                                                                     ----------

IRELAND 0.3%
Common Stocks 0.3%
SmartForce ADR (USD) *                                 607,671           30,498
                                                                     ----------
Total Ireland (Cost $14,186)                                             30,498
                                                                     ----------

ITALY 5.5%
Common Stocks 5.5%
Alleanza Assicurazioni (EUR)                         2,413,500           32,012
Assicurazioni Generali (EUR)                           359,000           11,805
Banca Intesa (EUR)                                  30,284,517          125,670
Bipop-Carire (EUR)                                   5,498,000           43,484
ENI (EUR)                                            9,048,855           48,991
Mediaset (EUR)                                         855,000           12,371
Mediolanum (EUR)                                     2,683,325           39,325
Olivetti (EUR)                                      16,651,515           50,446
San Paolo IMI (EUR)                                    471,884            7,649
Tecnost (EUR) *                                      5,484,000           18,475
Telecom Italia (EUR)                                 2,701,473           31,292
Telecom Italia Mobile (EUR)                          9,859,182           83,832
UniCredito Italiano (EUR)                           14,464,666           73,648
                                                                     ----------
Total Italy (Cost $396,604)                                             579,000
                                                                     ----------

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                        Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands
JAPAN 18.5%
Common Stocks 18.5%
Canon                                                3,388,000       $  134,446
DDI                                                      1,978            9,281
East Japan Railway                                       2,399           13,785
Fanuc                                                  439,900           39,509
Fuji Television                                          4,833           53,151
Fujitsu                                              2,276,000           40,549
Furukawa Electric *                                    819,000           21,542
Hitachi                                              1,470,000           15,762
Ito-Yokado                                             374,000           16,898
Kao                                                    687,000           20,588
Kokuyo                                               1,058,000           16,290
Kyocera                                                857,000          111,528
Makita                                               1,403,000           10,222
Marui                                                2,129,000           31,414
Matsushita Communication Industrial                    135,800           17,797
Matsushita Electric Industrial                       4,061,000          117,980
Mitsui Fudosan                                       3,739,000           45,301
Mizuho Holdings *                                       13,208          101,558
Murata Manufacturing                                   878,600          105,160
NEC                                                  5,148,000           98,134
Nippon Telegraph & Telephone                            11,944          108,696
Nomura Securities                                    4,073,000           86,413
NTT DoCoMo                                               3,206           79,037
Sankyo                                               1,407,000           31,012
Seven-Eleven Japan                                     737,000           47,956
Shin-Etsu Chemical                                     822,000           33,749
Shiseido                                             1,266,000           16,360
Softbank                                               295,500           17,738
Sony                                                 2,071,500          165,545
Sumitomo                                             3,107,000           27,336
Sumitomo Bank                                        6,235,000           75,713
TDK                                                    327,000           32,965
Tokyo Electron                                         531,200           41,575

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                        Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands

Toshiba                                             11,551,000       $   82,571
Yamanouchi Pharmaceutical                            1,541,000           69,766
                                                                     ----------
Total Japan (Cost $1,596,726)                                         1,937,327
                                                                     ----------

MEXICO 2.1%
Common Stocks 2.1%
Fomennto Economico Mexico UBD units
   (Represents 1 Series B and
    Series D shares)                                 7,144,360           27,195
Grupo Iusacell ADR   (USD) *                           883,000           11,479
Grupo Televisa GDR (USD) *                           1,688,566           91,394
Telefonos de Mexico (Telmex) (Class L) ADR (USD)     1,561,174           84,206
                                                                     ----------
Total Mexico (Cost $ 177,318)                                           214,274
                                                                     ----------

NETHERLANDS 6.5%
Common Stocks 6.5%
ABN Amro Holding (EUR)                                 547,369           12,681
Akzo Nobel (EUR)                                        93,698            4,266
ASM Lithography (EUR) *                              2,113,250           57,762
CSM (EUR)                                              596,708           13,621
Equant (EUR) *                                         165,911            5,554
Fortis (EUR)                                         1,758,504           53,722
ING Groep (EUR)                                      2,115,080          145,240
KPN (EUR)                                              476,079            9,643
Philips Electronics (EUR)                            3,703,344          145,537
Royal Dutch Petroleum (EUR)                          1,180,472           70,012
United Pan-Europe Communications (EUR) *               226,980            3,978
VNU (EUR)                                            2,574,870          121,269
Wolters Kluwer (EUR)                                 1,400,994           31,529
                                                                     ----------
Total Netherlands (Cost $448,271)                                       674,814
                                                                     ----------


NEW ZEALAND 0.1%
Common Stocks 0.1%
Telecom Corporation of New Zealand                   5,703,628           12,622
                                                                     ----------
Total New Zealand (Cost $24,831)                                         12,622
                                                                     ----------

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                        Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands
NORWAY 0.2%
Common Stocks 0.2%
Orkla (Class A)                                      1,352,094       $   24,407
                                                                     ----------
Total Norway (Cost $10,745)                                              24,407

PORTUGAL 0.1%
Common Stocks 0.1%
Jeronimo Martins (EUR)                                 787,016            7,587
                                                                     ----------
Total Portugal (Cost $5,227)                                              7,587
                                                                     ----------

SINGAPORE 0.7%
Common Stocks 0.7%
DBS Group Holdings                                     973,000           11,468
Singapore Telecommunications                         7,362,000           12,198
United Overseas Bank                                 7,040,592           52,114
                                                                     ----------
Total Singapore (Cost $69,585)                                           75,780
                                                                     ----------


SOUTH KOREA 0.7%
Common Stocks 0.7%
Korea Telecom ADR (USD)                                918,300           33,862
Pohang Iron & Steel ADR (USD)                          353,333            5,587
Samsung Electronics                                    269,717           33,789
                                                                     ----------
Total South Korea (Cost $69,642)                                         73,238
                                                                     ----------

SPAIN 2.8%
Common Stocks 2.8%
Banco Bilbao Vizcaya Argentaria (EUR)                5,392,097           71,839
Banco Santander Central Hispano (EUR)                6,676,053           64,698
Empresa Nacional de Electricidad (EUR)               3,091,750           50,374
Repsol (EUR)                                         1,440,952           22,891
Telefonica (EUR) *                                   2,900,799           55,312
Telefonica ADR (USD) *                                 429,527           24,886
                                                                     ----------
Total Spain (Cost $233,425)                                             290,000
                                                                     ----------

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                        Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands
SWEDEN 3.7%
Common Stocks 3.7%
Atlas Copco (Class B)                                  299,088       $    6,181
Electrolux (Class B)                                 1,207,475           15,226
Hennes & Mauritz (Class B)                           1,917,100           35,878
LM Ericsson (Class B) *                             10,990,740          146,290
Nordic Baltic Holding *                              7,536,824           56,570
Nordic Baltic Holding (DKK)                          1,150,333            8,657
Sandvik                                                418,510            9,235
Securitas (Class B)                                  5,042,936          107,497
                                                                     ----------
Total Sweden (Cost $330,896)                                            385,534
                                                                     ----------

SWITZERLAND 3.7%
Common Stocks 3.7%
ABB                                                    318,274           28,285
ABB (SEK)                                              237,127           21,073
Adecco                                                  72,862           50,382
Credit Suisse Group                                    222,085           41,635
Nestle                                                  58,446          121,112
Roche Holding                                            4,817           44,000
UBS                                                    592,940           82,133
                                                                     ----------
Total Switzerland (Cost $219,163)                                       388,620
                                                                     ----------

TAIWAN 0.6%
Common Stocks 0.6%
Hon Hai Precision Industry                           4,470,900           23,392
Taiwan Semiconductor Manufacturing *                13,398,126           40,651
                                                                     ----------
Total Taiwan (Cost $68,346)                                              64,043
                                                                     ----------

UNITED KINGDOM 22.1%
Common Stocks 22.1%
Abbey National                                       1,399,350           19,431
AstraZeneca Group                                    1,896,620           89,272
Autonomy Corporation *                                 144,500            7,380
Baltimore Technologies *                             2,261,000           17,387

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                        Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands

BG Group                                             1,385,897       $    5,590
BP Amoco                                             4,923,000           41,751
British Telecom                                      3,505,000           41,142
Cable & Wireless                                     8,580,150          121,630
Cadbury Schweppes                                    5,470,792           33,954
Celltech Group *                                     1,542,000           31,055
Centrica                                             2,938,768           10,180
David S. Smith Holdings                              1,692,560            3,733
Diageo                                               5,764,652           54,432
Dimension Data *                                       999,000            8,741
Electrocomponents                                    1,722,000           17,290
GKN                                                    388,000            4,495
Glaxo Wellcome                                       7,417,210          213,626
Granada Compass *                                   13,961,380          120,936
Granada Media *                                        910,280            5,336
Hays                                                 7,629,000           41,648
Hilton Group                                         2,191,470            6,097
HSBC Holdings (HKD)                                  1,652,800           22,994
Kingfisher                                           4,608,233           27,681
Lattice Group *                                      1,385,897            2,946
Marconi                                              4,864,100           61,577
Reed International                                  16,180,175          148,842
Rio Tinto                                            3,697,900           59,825
Royal Bank of Scotland Group                         9,803,129          220,043
Shell Transport & Trading                           20,711,000          166,781
SmithKline Beecham                                   9,191,680          118,696
Standard Chartered                                   3,461,000           49,966
Tesco                                               10,760,092           41,060
Tomkins                                             11,022,954           26,430
Unilever                                             4,763,107           32,257
United News & Media                                  1,813,215           22,578
Vodafone Group                                      75,203,746          314,256
WPP Group                                            7,719,000          103,991
                                                                     ----------
Total United Kingdom (Cost $1,928,842)                                2,315,029
                                                                     ----------

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                        Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands
UNITED STATES 0.4%
Common Stocks 0.4%
Comverse Technology *                                  219,492      $    24,521
Flextronics *                                          580,600           22,045
                                                                    -----------
Total United States (Cost $37,774)                                       46,566
                                                                    -----------

SHORT-TERM INVESTMENTS 0.9%
Money Market Funds 0.9%
Reserve Investment Fund, 6.68% #                    98,562,546           98,563
                                                                    -----------
Total Short-Term Investments (Cost $98,563)                              98,563
                                                                    -----------


Total Investments in Securities
95.5% of Net Assets (Cost $7,580,793)                               $ 9,994,577

Other Assets Less Liabilities                                           464,886
                                                                    -----------
NET ASSETS                                                          $10,459,463
                                                                    ===========


  *  Non-income producing
  #  Seven-day yield
ADR  American depository receipt
DKK  Danish krone
EUR  Euro
GDR  Global depository receipt
HKD  Hong Kong dollar
SEK  Swedish krona
USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
                                                               October 31, 2000
-------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value (cost $7,580,793)              $  9,994,577

Securities lending collateral                                         1,383,686
Other assets                                                            579,627
Total assets                                                         11,957,890

Liabilities
Obligation to return securities lending collateral                    1,383,686
Other liabilities                                                       114,741
Total liabilities                                                     1,498,427


NET ASSETS                                                         $ 10,459,463
                                                                   -------------
Net Assets Consist of:
Accumulated net investment income - net of distributions           $     56,520
Accumulated net realized gain/loss - net of distributions               747,491
Net unrealized gain (loss)                                            2,408,393
Paid-in-capital applicable to 649,347,456 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                    7,247,059

NET ASSETS                                                         $ 10,459,463
                                                                   -------------
NET ASSET VALUE PER SHARE
International Stock shares
($10,457,963,729/649,254,432 shares outstanding)                   $      16.11
                                                                   -------------
International Stock Advisor Class shares
($1,499,751/93,024 shares outstanding)                             $      16.12
                                                                   -------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                           Year
                                                                          Ended
                                                                       10/31/00
Investment Income (Loss)
Income
    Dividend (net of foreign taxes of   $17,286)                     $  136,491
    Interest (net of foreign taxes of $100)                              21,367
    Securities lending                                                    8,127
                                                                     -----------
    Total Income                                                        165,985
                                                                     -----------
Expenses
    Investment management                                                79,269
    Shareholder servicing
     International Stock shares                                          16,358
     International Stock Advisor Class shares                                --
    Custody and accounting                                                3,421
    Prospectus and shareholder reports
     International Stock shares                                             536
     International Stock Advisor Class shares                                --
    Registration                                                            396
    Legal and audit                                                          42
    Directors                                                                16
    Miscellaneous                                                            64
                                                                     -----------
    Total expenses                                                      100,102
    Expenses paid indirectly                                                (9)
                                                                     -----------
    Net expenses                                                        100,093
                                                                     -----------
Net investment income (loss)                                             65,892
                                                                     -----------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
    Securities                                                          991,758
    Futures                                                              21,914
    Foreign currency transactions                                      (44,950)
                                                                     -----------
    Net realized gain (loss)                                            968,722
                                                                     -----------
Change in net unrealized gain or loss
    Securities                                                        (742,749)
    Other assets and liabilities
    denominated in foreign currencies                                   (4,767)
                                                                     -----------
    Change in net unrealized gain or loss                             (747,516)
                                                                     -----------
Net realized and unrealized gain (loss)                                 221,206
                                                                     -----------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $  287,098
                                                                     -----------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                                  Year
                                                                 Ended
                                                              10/31/00         10/31/99
Increase (Decrease) in Net Assets
Operations
    Net investment income (loss)                          $      65,892      $   105,886
    Net realized gain (loss)                                    968,722          589,813
    Change in net unrealized gain or loss                      (747,516)       1,201,410
                                                          ------------------------------
    Increase (decrease) in net assets from operations           287,098        1,897,109
                                                          ------------------------------
Distributions to shareholders
    Net investment income
     International Stock shares                                 (82,371)        (144,745)
    Net realized gain
     International Stock shares                                (576,571)        (230,270)
                                                          ------------------------------
    Decrease in net assets from distributions                  (658,942)        (375,015)
                                                          ------------------------------
Capital share transactions*
    Shares sold
     International Stock shares                               4,436,179        2,598,320
     International Stock Advisor Class shares                     2,672               --
    Distributions reinvested
     International Stock shares                                 591,749          351,615
    Shares redeemed
     International Stock shares                              (4,813,545)      (3,393,820)
     International Stock Advisor Class shares                    (1,086)              --
                                                          ------------------------------
    Increase (decrease) in net assets from
    capital share transactions                                  215,969         (443,885)
                                                          ------------------------------
Net Assets
Increase (decrease) during period                              (155,875)       1,078,209
Beginning of period                                          10,615,338        9,537,129
                                                          ------------------------------
End of period                                             $  10,459,463      $10,615,338
                                                          ------------------------------
*Share information
    Shares sold
     International Stock shares                                 246,549          168,506
     International Stock Advisor Class shares                       152               --
    Distributions reinvested
     International Stock shares                                  34,284           24,520
    Shares redeemed
     International Stock shares                                (267,043)        (220,433)
     International Stock Advisor Class shares                       (59)              --
                                                          ------------------------------
    Increase (decrease) in shares outstanding                    13,883          (27,407)


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
                                                               October 31, 2000

------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. The fund has two classes of shares - International Stock, offered since May 9, 1980, and International Stock Advisor Class, first offered on March 31, 2000. International Stock Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

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T. ROWE PRICE INTERNATIONAL STOCK FUND
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Class Accounting  The International Stock Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets; no such fees were incurred during the period ended October 31, 2000. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 2000, the value of loaned securities was $1,345,082,000; aggregate collateral consisted of $1,383,686,000 in the securities lending collateral pool and U.S. government securities valued at $11,539,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $4,317,658,000 and $4,916,453,000, respectively, for the year ended October 31, 2000.

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T. ROWE PRICE INTERNATIONAL STOCK FUND
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NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2000. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.


--------------------------------------------------------------------------------
Undistributed  net realized gain                                 $  (6,589,000)
Undistributed net investment income                               (182,723,000)
Paid-in-capital                                                    189,312,000


At October 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $7,580,793,000. Net unrealized gain aggregated $2,413,784,000 at period-end, of which $2,965,119,000 related to appreciated investments and $551,335,000 to depreciated investments.


NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.


NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $5,934,000 was payable at October 31,2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual


32
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

The manager has agreed to bear any expenses through December 31, 2001, which would cause International Stock Advisor Class's ratio of expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2003, International Stock Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of expenses to average net assets to exceed 1.15.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $11,075,000 for the year ended October 31, 2000, of which $983,000 was payable at period-end.


Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum International and Spectrum Growth Fund held approximately 7.1% of the outstanding International Stock shares at October 31, 2000. For the year then ended, the fund was allocated $1,770,000 of Spectrum expenses, $144,000 of which was payable at period-end.


The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

offered as cash management options only to mutual funds and other accounts managed by Price Associates or T. Rowe Price International, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2000, totaled $17,705,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended October 31, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $218,462,000 with certain affiliates of the manager and paid commissions of $255,000 related thereto.

34
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

----------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of International Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Baltimore, Maryland
November 17, 2000

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

------------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/00
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund's distributions to shareholders included:

 .    $3,831,000 from short-term capital gains,

 .    $755,463,000 from long-term capital gains, subject to the 20% rate gains category.

The fund will pass through foreign source income of $118,447,000 and foreign taxes paid of $14,247,000.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

-----------------------
ANNUAL MEETING RESULTS
--------------------------------------------------------------------------------

The T. Rowe Price International Stock Fund held an annual meeting on October 25, 2000, to approve a new investment management agreement, to elect directors, and to ratify the appointment of PricewaterhouseCoopers LLP as the fund's independent accountants.

The results of voting were as follows (by number of shares):

For approval of a new investment management agreement:

  Affirmative:         357,937,938.582
  Against:               3,563,466.364
  Abstain:               6,954,909.109

  Total                368,456,314.055

For nominees to the Board of Directors of the International
Stock Fund:

M. David Testa
  Affirmative:         364,023,550.570
  Withheld:              4,432,763.485

  Total                368,456,314.055

Martin G. Wade
  Affirmative:         363,949,245.659
  Withheld:              4,507,068.396

  Total                368,456,314.055

Anthony W. Deering
  Affirmative:         363,841,286.724
  Withheld:              4,615,027.331

  Total                368,456,314.055


Donald W. Dick, Jr.
  Affirmative:         363,949,949.916
  Withheld:              4,506,364.139

  Total                368,456,314.055

Paul M. Wythes
  Affirmative:         363,572,130.451
  Withheld:              4,884,183.604

  Total                368,456,314.055

To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants:

 Affirmative:         362,018,182.143
 Against:               2,540,030.013
 Abstain:               3,898,101.899

 Total                368,456,314.055

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site.

Baltimore Area
Downtown - new address
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


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T. Rowe Price Investment Services, Inc., Distributor.          F37-050 10/31/00